The JPM Institutional Funds

Supplement dated October 1, 1997 to the Statement of Additional Information dated August 4, 1997 (Supersedes supplement dated September 26, 1997)


A new Statement of Additional Information, dated October 1, 1997, has been filed and is in effect for The JPM Institutional Diversified Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800- 766-7722. Please disregard any references to this Fund in the attached Statement of Additional Information dated August 4, 1997.

A new Statement of Additional Information, dated September 26, 1997, has been filed and is in effect for The JPM Institutional U.S. Equity Fund, The JPM Institutional Disciplined Equity Fund and The JPM Institutional U.S. Small Company Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800-766-7722. Please disregard any references to these Funds in the attached Statement of Additional Information dated August 4, 1997.